UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22670

Legg Mason Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2016

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON INVESTMENT TRUST

LEGG MASON OPPORTUNITY TRUST

FORM N-Q

March 31, 2016

LEGG MASON OPPORTUNITY TRUST

Schedule of investments (unaudited)	March 31, 2016

SECURITY	SHARES	VALUE
COMMON STOCKS - 94.4%
CONSUMER DISCRETIONARY - 23.0%
Automobiles - 3.2%
Fiat Chrysler Automobiles NV	4,630,300	$37,320,218
General Motors Co.	400,000	12,572,000

Total Automobiles		49,892,218

Household Durables - 14.3%
KB Home	2,900,000	41,412,000
Lennar Corp., Class A Shares	1,450,000	70,122,000	(a)
PulteGroup Inc.	3,500,000	65,485,000	(a)
Taylor Morrison Home Corp., Class A Shares	1,852,100	26,151,652	*
TRI Pointe Group Inc.	1,666,900	19,636,082	*

Total Household Durables		222,806,734

Internet & Catalog Retail - 3.3%
Groupon Inc.	5,318,545	21,220,995	*
JD.com Inc., ADR	1,111,300	29,449,450	*

Total Internet & Catalog Retail		50,670,445

Specialty Retail - 2.2%
GameStop Corp., Class A Shares	1,100,000	34,903,000	(a)

TOTAL CONSUMER DISCRETIONARY		358,272,397

FINANCIALS - 17.2%
Banks - 5.0%
Bank of America Corp.	3,200,000	43,264,000	(a)
Citigroup Inc.	833,500	34,798,625

Total Banks		78,062,625

Consumer Finance - 3.5%
OneMain Holdings Inc.	2,000,000	54,860,000	*

Insurance - 2.1%
Genworth Financial Inc., Class A Shares	12,000,000	32,760,000	*(a)

Thrifts & Mortgage Finance - 6.6%
MGIC Investment Corp.	6,700,000	51,389,000	*(a)
Nationstar Mortgage Holdings Inc.	2,000,000	19,800,000	*
PennyMac Financial Services Inc., Class A Shares	1,203,900	14,157,864	*(b)
Radian Group Inc.	1,308,300	16,222,920

Total Thrifts & Mortgage Finance		101,569,784

TOTAL FINANCIALS		267,252,409

HEALTH CARE - 14.0%
Biotechnology - 9.9%
Gilead Sciences Inc.	400,000	36,744,000	(a)
Intrexon Corp.	2,550,000	86,419,500	*(a)
ZIOPHARM Oncology Inc.	4,100,000	30,422,000	*

Total Biotechnology		153,585,500

Health Care Providers & Services - 2.1%
CIGNA Corp.	231,500	31,771,060	(a)

Pharmaceuticals - 2.0%
Valeant Pharmaceuticals International Inc.	1,200,000	31,560,000	*

TOTAL HEALTH CARE		216,916,560

INDUSTRIALS - 15.2%
Airlines - 15.2%
American Airlines Group Inc.	1,800,000	73,818,000	(a)
Delta Air Lines Inc.	1,800,000	87,624,000	(a)
United Continental Holdings Inc.	1,250,000	74,825,000	*(a)

TOTAL INDUSTRIALS		236,267,000

See Notes to Schedule of Investments.

LEGG MASON OPPORTUNITY TRUST

Schedule of investments (unaudited) (cont’d)	March 31, 2016

SECURITY			SHARES	VALUE
INFORMATION TECHNOLOGY - 19.6%
Internet Software & Services - 12.5%
Alibaba Group Holding Ltd., ADR			370,400	$29,272,712	*
Endurance International Group Holdings Inc.			4,300,000	45,279,000	*
Pandora Media Inc.			4,600,000	41,170,000	*†
Quotient Technology Inc.			5,000,000	53,000,000	*(b)
Twitter Inc.			1,500,000	24,825,000	*
WorldOne Inc.			61,284	53,930	*(c)(d)(e)
WorldOne Inc., Contract			2,553	0	*(c)(d)(e)(f)

Total Internet Software & Services				193,600,642

Semiconductors & Semiconductor Equipment - 3.6%
NXP Semiconductors NV			700,000	56,749,000	*(a)

Technology Hardware, Storage & Peripherals - 3.5%
Apple Inc.			300,000	32,697,000	(a)
Seagate Technology PLC			609,300	20,990,385

Total Technology Hardware, Storage & Peripherals				53,687,385

TOTAL INFORMATION TECHNOLOGY				304,037,027

INVESTMENT FUNDS - 2.1%
Pangaea One, LP			49,733,309	33,115,421	(b)(c)(d)(e)

MATERIALS - 3.3%
Chemicals - 3.3%
Platform Specialty Products Corp.			6,000,000	51,600,000	*(a)

TOTAL COMMON STOCKS (Cost - $1,332,767,053)				1,467,460,814

CONVERTIBLE PREFERRED STOCKS - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Mode Media Corp., Series M1			1,590,393	26,083	*(c)(d)(e)
Mode Media Corp., Series M1 (Escrow)			113,600	0	*(c)(d)(e)(f)
Mode Media Corp., Series M2 (Escrow)			113,599	0	*(c)(d)(e)(f)

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $17,576,421)				26,083

	RATE	MATURITY DATE	FACE AMOUNT
CORPORATE BONDS & NOTES - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
Mode Media Corp.	9.000%	12/3/13	$3,486,219	1,373,570	*(c)(d)(e)(g)
Mode Media Corp. (Escrow)	—	—	63,677	0	*(c)(d)(e)(f)
Mode Media Corp. (Escrow)	—	—	63,676	0	*(c)(d)(e)(f)

TOTAL CORPORATE BONDS & NOTES (Cost - $7,423,580)				1,373,570

See Notes to Schedule of Investments.

LEGG MASON OPPORTUNITY TRUST

Schedule of investments (unaudited) (cont’d)	March 31, 2016

SECURITY	EXPIRATION DATE	CONTRACTS	VALUE
PURCHASED OPTIONS - 12.3%
Amazon.com Inc., Call @ $300.00	1/20/17	5,000	$148,075,000
Apple Inc., Call @ $95.00	1/20/18	13,280	29,282,400
Twitter Inc., Call @ $18.00	1/20/18	30,000	13,800,000

TOTAL PURCHASED OPTIONS (Cost - $77,985,219)			191,157,400

		WARRANTS
WARRANTS - 2.2%
JPMorgan Chase & Co. (Cost - $21,074,685)	10/28/18	1,936,300	34,272,510	*

TOTAL INVESTMENTS - 109.0% (Cost - $1,456,826,958#)			1,694,290,377
Liabilities in Excess of Other Assets - (9.0)%			(140,367,870)

TOTAL NET ASSETS - 100.0%			$1,553,922,507

*	Non-income producing security.

†	All or a portion of this security is pledged to cover future purchase commitments.

(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.

(b)	In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At March 31, 2016, the total market value of Affiliated Companies was $100,273,285 and the cost was $128,830,383 (See Note 4).

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security.

(e)	Restricted security (See Note 2).

(f)	Value is less than $1.

(g)	The maturity principal is currently in default as of March 31, 2016.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

ADR	— American Depositary Receipts

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s portfolio holdings as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Opportunity Trust (the “Fund”) is a separate diversified investment series of Legg Mason Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-Term Investments†:
Common Stocks:
Information Technology	$303,983,097	—	$53,930	$304,037,027
Investment Funds	—	—	33,115,421	33,115,421
Other Common Stocks	1,130,308,366	—	—	1,130,308,366
Convertible Preferred Stocks	—	—	26,083	26,083
Corporate Bonds & Notes	—	—	1,373,570	1,373,570
Purchased Options	43,082,400	$148,075,000	—	191,157,400
Warrants	34,272,510	—	—	34,272,510

Total Investments	$1,511,646,373	$148,075,000	$34,569,004	$1,694,290,377

†	See Schedule of Investments for additional detailed categorizations.

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At March 31, 2016, securities valued at $148,075,000 were transferred from Level 1 to Level 2 within the fair value hierarchy because of the unavailability of a quoted price in an active market for an identical investment.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	COMMON STOCKS		CONVERTIBLE PREFERRED STOCKS	CORPORATE BOND & NOTES
INVESTMENTS IN SECURITIES	INFORMATION TECHNOLOGY	INVESTMENT FUNDS	CONSUMER DISCRETIONARY	CONSUMER DISCRETIONARY	TOTAL
Balance as of December 31, 2015	$49,027	$37,005,256	$26,083	$1,373,570	$38,453,936
Accrued premiums/discounts	—	—	—	—	—
Realized gain (loss)	—	(1,300,204)	—	—	(1,300,204)
Change in unrealized appreciation (depreciation)[1]	4,903	1,092,619	—	—	1,097,522
Purchases	—	—	—	—	—
Sales	—	(3,682,250)	—	—	(3,682,250)
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—

Balance as of March 31, 2016	$53,930	$33,115,421	$26,083	$1,373,570	$34,569,004

Net change in unrealized appreciation (depreciation) for investments in securitiesstill held at March 31, 2016[1]	$4,903	$1,092,619	—	—	$1,097,522

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

Notes to Schedule of Investments (unaudited) (continued)

	Fair Value at 3/31/16 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Range/ Weighted Average	Impact to Valuation from an Increase in Input*
Limited Partnership Interests (classified as Common Stock)	$33,115	NAV of Limited Partnership Interest	Liquidity discount	10%	Decrease

*	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

2. Restricted securities.

The following Fund investments are restricted as to resale and, in absence of readily ascertainable market values, are valued in good faith in accordance with procedures approved by the Board of Trustees.

Security	Number of Units/Shares/Interest/Par	Acquisition Date(s)		Cost	Fair Value at 3/31/16	Value per Unit/Share	Percent of Net Assets	Open Commitments
Mode Media Corp., Series M1 Preferred	1,590,393	12/11		$15,379,368	$26,083	$0.02	0.00%	—
Mode Media Corp., Series M1 Preferred (Escrow)	113,600	12/11		1,098,527	0	0.00	0.00%	—
Mode Media Corp., Series M2 Preferred (Escrow)	113,599	12/11		1,098,527	0	0.00	0.00%	—
Mode Media Corp., Note 9%	3,486,219	12/11		6,495,632	1,373,570	39.40	0.09%	—
Mode Media Corp., Note (Escrow)	63,677	12/11		463,974	0	0.00	0.00%	—
Mode Media Corp., Note (Escrow)	63,676	12/11		463,973	0	0.00	0.00%	—
Pangaea One, LP	49,733,309	—	A	49,733,309	33,115,421	0.67	2.13%	$2,188,093	B
WorldOne Inc.	61,284	8/12		26,711,423	53,930	0.88	0.00%	—
WorldOne Inc., Contract	2,553	8/12		0	0	0.00	0.00%	—

				$101,444,733	$34,569,004		2.22%	$2,188,093

A	Acquisition dates were 5/08, 8/08, 10/08, 12/08, 2/09, 5/09, 8/09, 11/09, 3/10, 7/10, 1/11, 2/11, 4/11, 8/11, 10/11, 1/12, 4/12, 5/12, 6/12, 8/12, 12/12, 5/13, 6/13, 9/13, 3/14, 8/14 and 10/14.

B	In the normal course of operations, the Fund makes commitments to invest in businesses. At March 31 2016, the Fund had open commitments of $2,188,093.

3. Investments

At March 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$573,524,279
Gross unrealized depreciation	(336,060,860)

Net unrealized appreciation	$237,463,419

Notes to Schedule of Investments (unaudited) (continued)

4. Transactions with affiliated companies

An “Affiliated Company”, as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the period ended March 31, 2016:

	Affiliate Mkt Value at		Purchased		Sold		Amortization Div/Interest	Affiliate Mkt Value at	Realized Loss on Sales/
	12/31/15		Cost	Shares/Par	Cost	Shares/Par	Income	3/31/16	Distributions
Pangaea One, LP	$37,005,256		—	—	$4,982,454	4,982,454	$29,609	$33,115,421	$(1,161,086)
PennyMac Financial Services Inc., Class A shares	19,968,000		—	—	1,569,733	96,100	—	14,157,864	(188,776)
Quotient Technology Inc.	—	*	$15,596,761	1,758,800	1,556,897	258,800	—	53,000,000	(128,321)

	$56,973,256		$15,596,761		$8,109,084		$29,609	$100,273,285	$(1,478,183)

*	This security was not an affiliated company as of December 31, 2015.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Investment Trust

By:	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	May 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ JANE TRUST
Jane Trust
Chief Executive Officer

Date:	May 20, 2016

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 20, 2016